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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 30, 2002
                                                       ------------------


                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-12255                48-0948788
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(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)



 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas     66207
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     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (913) 696-6100
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                                   No Changes.
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events

Yellow Corporation (Nasdaq: YELL) today announced that it has completed the 100 percent distribution of SCS Transportation, Inc. (Nasdaq: SCST) to Yellow shareholders of record (the "Spin-Off"). SCST shares have been distributed to Yellow shareholders on the basis of one SCST share for every two Yellow shares held on the record date of September 3, 2002.

As previously announced, the Spin-Off is structured as a tax-free distribution for U.S. federal tax purposes, except to the extent a shareholder receives cash in lieu of fractional share interests. No fractional shares of SCST common stock will be delivered as part of the distribution, as cash will be paid in lieu of fractional shares. Cash received in lieu of fractional shares will be taxable.

Beginning October 1, 2002, Yellow shares will trade on the Nasdaq National Market under the symbol "YELL" with the value of SCST shares removed. On the same date, SCS Transportation will begin trading as a separate entity on the Nasdaq National Market under the symbol "SCST".

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will" and "structured" and similar expressions are intended to identify forward-looking statements. Yellow statements concerning the generally tax-free consequences of the Spin-Off to Yellow shareholders are its expectations regarding this matter. Yellow has received a private letter ruling from the Internal Revenue Service (IRS) that provides some assurance regarding the tax-free nature of the Spin-Off. Even so, this ruling is based on the accuracy of Yellow and SCST representations to the IRS as to numerous factual matters and as to the intention of Yellow and SCS to take or avoid taking certain future actions. SCST has filed a General Form for Registration of Securities on Form 10, as amended (Form 10), with the Securities and Exchange Commission ("SEC"). This Form 10 details certain federal income tax consequences of the Spin-Off and the risk factors associated with achieving the tax-free treatment of the Spin-Off. A copy of the Form 10 can be obtained from the SEC website, http//www.sec.gov.

Yellow Corporation, a Fortune 500 Company, is a holding company with wholly owned operating subsidiaries. Its largest subsidiary, Yellow Transportation, offers a full range of national, regional and international services for the movement of industrial, commercial and retail goods. SCS Transportation provides overnight and second-day LTL and selected TL services to a broad range of industries. Meridian IQ is a non-asset based company using web-native technology to provide customers a single source for transportation management solutions and global shipment management. Headquartered in Overland Park, Kansas, Yellow Corporation employs approximately 28,000 people nationally.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YELLOW CORPORATION
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                                                      (Registrant)

Date:    September 30, 2002                 /s/ Donald G. Barger, Jr.
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                                                Donald G. Barger, Jr.
                                                Chief Financial Officer